Fund/Ticker
Fidelity® Limited Term Securitized Completion Fund/FLTGX
Offered exclusively to certain clients of the Adviser, or its affiliates - not available for sale to the general public.

Summary Prospectus
October 30, 2026

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated October 30, 2026 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund:
Fidelity® Limited Term Securitized Completion Fund
Investment Objective
Fidelity® Limited Term Securitized Completion Fund seeks a high level of current income.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.00%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.00%
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$0
3 years	$0
5 years	$0
10 years	$0

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 155% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade securitized debt securities (those of medium and high quality) and repurchase agreements for those securities.
Securitized debt securities are interests in pools of mortgages, loans, receivables, or other assets, and include such instruments as mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities that are issued by the U.S. Government, its agencies or instrumentalities, foreign governments, financial institutions, trusts and corporations. Payment of principal or interest on securitized debt instruments generally depends on the cash flows generated by the underlying assets and may be supported by letters of credit, surety bonds, or other credit enhancements.
Investment grade securities in which the fund invests include securities or issuers rated at least BBB- or its equivalent by at least one nationally recognized statistical ratings organization (NRSRO), or, if unrated, determined by the Adviser to be of comparable quality.
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
  Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.
  Managing the fund to have similar overall interest rate risk to the Fidelity Limited Term Securitized Completion Fund Composite Blended Index.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Normally maintaining a dollar-weighted average maturity between two and five years.
  Allocating assets across different market sectors and maturities.
  Investing in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
Principal Investment Risks
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Securitized Debt Securities Exposure.
Securitized debt securities are dependent on the cash flows generated by the underlying assets and can be significantly affected by changes in interest rates, the availability of information concerning the underlying assets and their structure, and the creditworthiness of the originators of the loans or other receivables or the entities providing credit support.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support (such as guarantees) or a maturity-shortening structure (such as demand and put features) for a security can cause the price of a security to decrease.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  U.S. Government Obligations Risk.
Certain securities in which the fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  High Portfolio Turnover.
High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the performance of the fund's shares over the past year and compares the performance of the fund's shares to the performance of a securities market index, a hypothetical composite of market indexes, and an additional index over various periods of time. The hypothetical composite of market indexes and additional index have characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.
Year-by-Year Returns
2025
6.42%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.76%	March 31, 2025
Lowest Quarter Return	1.26%	December 31, 2025
Year-to-Date Return	0.84%	September 30, 2026

Average Annual Returns
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2025	Past 1 year	Life of fund
Fidelity® Limited Term Securitized Completion Fund
Return Before Taxes	6.42%	6.65% A
Return After Taxes on Distributions	4.46%	4.66% A
Return After Taxes on Distributions and Sale of Fund Shares	3.77%	4.23% A
Fidelity Limited Term Securitized Completion Fund Composite Blended Index (reflects no deduction for fees, expenses, or taxes)	6.24%	6.55%
Bloomberg U.S. Fixed Rate Asset-Backed Securities Index (reflects no deduction for fees, expenses, or taxes)	5.93%	6.36%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	6.70%

AFrom May 30, 2024.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Franco Castagliuolo (Co-Portfolio Manager) has managed the fund since 2024.
Sean Corcoran (Co-Portfolio Manager) has managed the fund since 2024.
Purchase and Sale of Shares
NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
Shares are offered exclusively to certain clients of the Adviser or its affiliates.
Shares of the fund are not eligible for purchase by registered investment companies or business development companies to the extent such acquisition is in reliance on Rule 12d1-4 under the Investment Company Act of 1940.
The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.
1.9911977.104	LTS-SUM-1026